AAM S&P 500 High Dividend Value ETF
Schedule of Investments
July 31, 2026 (Unaudited)

COMMON STOCKS - 99.7%	Shares	Value
Communication Services - 8.9%
AT&T, Inc.	78,368	$ 1,822,056
Comcast Corp. - Class A	76,768	1,839,361
Omnicom Group, Inc.	22,746	1,790,110
T-Mobile US, Inc.	9,456	1,633,146
Verizon Communications, Inc.	40,768	1,908,350
		8,993,023

Consumer Discretionary - 9.3%
Best Buy Company, Inc.	20,728	1,787,997
Carnival Corp. Ltd.	69,179	1,923,868
Ford Motor Co.	125,214	1,838,142
Hasbro, Inc.	20,279	1,905,009
Las Vegas Sands Corp.	39,902	1,950,809
		9,405,825

Consumer Staples - 8.8%
Altria Group, Inc.	25,019	1,709,548
General Mills, Inc.	48,918	1,748,818
J.M. Smucker Company	15,295	1,824,082
Kraft Heinz Co.	69,553	1,797,945
Molson Coors Beverage Co. - Class B (a)	43,996	1,828,474
		8,908,867

Energy - 9.0%
APA Corp. (a)	49,906	1,862,492
Devon Energy Corp.	40,232	1,815,670
EOG Resources, Inc.	12,539	1,864,424
Expand Energy Corp.	19,379	1,822,207
ONEOK, Inc.	19,680	1,787,141
		9,151,934

Financials - 9.2%
Fidelity National Information Services, Inc.	44,538	1,993,966
Invesco Ltd.	59,199	1,752,290
Principal Financial Group, Inc.	16,680	1,896,516
Prudential Financial, Inc.	15,193	1,854,762
US Bancorp	28,007	1,764,721
		9,262,255

Health Care - 9.0%
Bristol-Myers Squibb Co.	29,717	1,940,817
Cigna Group	6,338	1,768,619
CVS Health Corp.	16,706	1,744,608
Pfizer, Inc.	72,747	1,819,402
Viatris, Inc.	106,148	1,863,959
		9,137,405

Industrials - 9.2%
Automatic Data Processing, Inc.	7,426	1,978,732
Broadridge Financial Solutions, Inc.	12,528	1,928,686
Paychex, Inc.	16,305	1,905,076
Stanley Black & Decker, Inc. (a)	20,231	1,913,448
United Parcel Service, Inc. - Class B	15,587	1,624,477

			9,350,419

Information Technology - 9.6%
Accenture PLC - Class A	12,888		2,138,377
Cognizant Technology Solutions Corp. - Class A	41,815		2,314,460
HP, Inc.	71,936		1,961,695
QUALCOMM, Inc.	10,281		1,517,578
Skyworks Solutions, Inc. (a)	28,588		1,780,461
			9,712,571

Materials - 9.1%
Amcor PLC (a)	41,787		1,875,401
Avery Dennison Corp.	11,451		1,943,578
CF Industries Holdings, Inc.	14,179		1,775,069
LyondellBasell Industries NV - Class A	28,973		1,798,644
Smurfit Westrock PLC	40,566		1,864,819
			9,257,511

Real Estate - 9.1%
Alexandria Real Estate Equities, Inc.	36,374		1,871,443
BXP, Inc.	26,785		1,878,164
Healthpeak Properties, Inc.	81,369		1,776,285
Host Hotels & Resorts, Inc.	73,697		1,852,006
VICI Properties, Inc.	67,929		1,789,929
			9,167,827

Utilities - 8.5%
Constellation Energy Corp.	6,568		1,725,742
Eversource Energy	24,248		1,735,914
NextEra Energy, Inc.	20,195		1,755,349
Public Service Enterprise Group, Inc.	22,688		1,739,716
Vistra Corp.	10,829		1,604,750
			8,561,471
TOTAL COMMON STOCKS (Cost $94,917,998)			100,909,108

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 8.6%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.79% (b)	8,753,110		8,753,110
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $8,753,110)			8,753,110

MONEY MARKET FUNDS - 0.5%	Shares		Value
Invesco Government & Agency Portfolio - Institutional Class, 3.65% (b)	477,198		477,198
TOTAL MONEY MARKET FUNDS (Cost $477,198)			477,198

TOTAL INVESTMENTS - 108.8% (Cost $104,148,306)			110,139,416
Liabilities in Excess of Other Assets - (8.8)%		(0.08841)	(8,946,305)
TOTAL NET ASSETS - 100.0%			$ 101,193,111

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	All or a portion of this security is on loan as of July 31, 2026. The fair value of these securities was $7,908,126.
(b)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

AAM S&P 500 High Dividend Value ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 100,909,108	$ –	$ –	$ 100,909,108
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	8,753,110
Money Market Funds	477,198	–	–	477,198
Total Investments	$ 101,386,306	$ –	$ –	$ 110,139,416

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.